                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2007

                        Guaranty Federal Bancshares, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                   43-1792717
                     (I.R.S. employer identification number)

                                     0-23325
                            (Commission file number)

                              1341 West Battlefield
                           Springfield, Missouri 65807
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (417) 520-4333

                                 Not applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)
[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

                              INCLUDED INFORMATION

Item 5.02 Departure  of Directors or Certain  Officers;  Election of  Directors;
          Appointment of Certain Officers;  Compensatory Arrangements of Certain
          Officers.

On December 20, 2007,  the  compensation  committee of the Board of Directors of
Guaranty Federal  Bancshares,  Inc. (the "Company")  approved a short term bonus plan with respect to the bonus payable to Shaun Burke,  the Company's  President and Chief Executive Officer,  for 2008.  Pursuant to this plan, a maximum amount of $120,000 will be paid to Mr.  Burke,  with the amount of bonus being based on three possible levels of incentive  awards:  threshold (25%);  target (50%); and
maximum  (100%).  For any amount to be paid under this plan, the threshold level of  performance  must be  achieved.  The four  performance  measurements  of the
Company  (and the weight  given to each  measurement)  applicable  to each award level are as follows:  (i) net income  (30%);  (ii) asset  growth  (30%);  (iii)
return on average equity (20%); and (iv) return on average assets (20%). Certain criteria,  however,  must be satisfied  before an award is paid under this plan.
The  foregoing   description  is  qualified  in  its  entirety  by  the  written description of the 2008 Executive Incentive Compensation Annual Plan - President
and Chief  Executive  Officer,  a copy of which is  attached  hereto as  Exhibit
10.21.

On December 20, 2007,  the  compensation  committee of the Board of Directors of the  Company  also  approved a short  term bonus plan with  respect to the bonus payable to Carter  Peters,  the  Company's  Chief  Financial  Officer  and Chief
Operating Officer,  for 2008. Pursuant to this plan, a maximum amount of $50,000 will be paid to Mr.  Peters,  with  the  amount  of bonus  being  based on three possible levels of incentive awards:  threshold (25%); target (50%); and maximum
(100%).  For any  amount to be paid  under this  plan,  the  threshold  level of performance must be achieved.  The five performance  measurements of the Company
(and the weight given to each measurement) applicable to each award level are as follows: (i) full compliance with the Sarbanes-Oxley Act of 2002 (40%); (ii) net income (18%); (iii) asset growth (18%); (iv) return on average equity (12%); and
(v) return on average assets (12%). Certain criteria, however, must be satisfied before an award is paid under this plan. The foregoing  description is qualified in its  entirety  by the written  description  of the 2008  Executive  Incentive
Compensation  Annual Plan - Chief Financial Officer and Chief Operating Officer,
a copy of which is attached hereto as Exhibit 10.22.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

     10.21 Written Description of 2008 Executive  Incentive  Compensation Annual
           Plan - President and Chief Executive Officer

     10.22 Written Description of 2008 Executive  Incentive  Compensation Annual
           Plan - Chief Financial Officer and Chief Operating Officer

                                   SIGNATURES

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       Guaranty Federal Bancshares, Inc.

                                       By:  /s/Shaun A. Burke
                                        ---------------------------------------
                                       Shaun A. Burke
                                       President and Chief Executive Officer

Date: December 27, 2007